UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2018

Central Index Key Number of the issuing entity: 0001723291
Wells Fargo Commercial Mortgage Trust 2017-C42
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070
Barclays Bank PLC
Central Index Key Number of the sponsor: 0001682523
Starwood Mortgage Funding II LLC
Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0001592182
Rialto Mortgage Finance, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-21	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 21, 2017, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass-Through Certificates, Series 2017-C42 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2017-C42 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2017 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Courtyard Los Angeles Sherman Oaks” on Exhibit B to the Pooling and Servicing Agreement (the “Courtyard Los Angeles Sherman Oaks Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Courtyard Los Angeles Sherman Oaks Whole Loan”) that includes the Courtyard Los Angeles Sherman Oaks Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “Courtyard Los Angeles Sherman Oaks Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Courtyard Los Angeles Sherman Oaks Whole Loan is to be serviced and administered (i) until the securitization of the Courtyard Los Angeles Sherman Oaks Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Courtyard Los Angeles Sherman Oaks Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On February 13, 2018, the Courtyard Los Angeles Sherman Oaks Pari Passu Companion Loan was securitized pursuant to the BANK 2018-BNK10 securitization transaction. As of such date, the Courtyard Los Angeles Sherman Oaks Whole Loan, including the Courtyard Los Angeles Sherman Oaks Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of February 1, 2018 (the “BANK 2018-BNK10 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “Non-Serviced Master Servicer”), Torchlight Loan Services, LLC, as general special servicer (in such capacity, the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A., as NCB Master Servicer and as NCB Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and asset representations reviewer. The BANK 2018-BNK10 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the BANK 2018-BNK10 Pooling and Servicing Agreement applicable to the servicing of the Courtyard Los Angeles Sherman Oaks Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 21, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer and the applicable primary servicer under the BANK 2018-BNK10 Pooling and Servicing Agreement will collectively be 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s and primary servicer’s primary servicing obligations for the Courtyard Los Angeles Sherman Oaks Whole Loan).
•	Special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the BANK 2018-BNK10 Pooling and Servicing Agreement with respect to the Courtyard Los Angeles Sherman Oaks Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the liquidation fee will accrue at a rate of 1.00% (or if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to such rate as would result in an aggregate liquidation fee equal to $25,000), and (ii) in the case of each of the workout fee and the liquidation fee, such fees may be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to such special servicer. In addition, the special servicing fee under the BANK 2018-BNK10 Pooling and Servicing Agreement with respect to the Courtyard Los Angeles Sherman Oaks Whole Loan will accrue at a rate equal to the greater of (i) 0.25% per annum and (ii) such rate as would result in a special servicing fee equal to $3,500 for the related month (or $5,000 if the risk retention consultation party under the BANK 2018-BNK10 Pooling and Servicing Agreement is entitled to consult with the related Non-Servicer Special Servicer, for so long as the Courtyard Los Angeles Sherman Oaks Whole Loan is a specially serviced loan during the occurrence and continuance of a consultation termination event under the BANK 2018-BNK10 Pooling and Servicing Agreement).

•	The BANK 2018-BNK10 Pooling and Servicing Agreement provides for a risk retention consultation party, which has consultation rights in relation to certain servicing decisions related to the Courtyard Los Angeles Sherman Oaks Whole Loan.
•	The powers and duties of the Non-Serviced Operating Advisor under the BANK 2018-BNK10 Pooling and Servicing Agreement differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

By: /s/ Lee Green
Name: Lee Green
Title: Director

Dated: February 16, 2018

WFCM 2017-C42 – 8-K (Courtyard Los Angeles Sherman Oaks Shift)

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of February 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.